Exhibit 10

Alcan Inc.	A
DEFERRED SHARE UNIT PLAN
Montreal, Canada Amended and Restated as of April 23, 2003

Table of Contents

Introduction

Purpose of Plan

Tax Status

Eligibility

Transfers

Participation

EPA Value

TSR Value

Discretionary DSUs

The Value of a DSU

Benefits

Vesting

In-Service Withdrawals

Adjustments

Beneficiary

Redemption

Risks and Uncertainties

Non-Alienation

Amendment or Termination of DSUP by Alcan

Administration

Forms

  EPA Value Election Form

  TSR Value Election Form

  Beneficiary Designation Form

  Change of Beneficiary Form

  Redemption Form

Introduction

This booklet sets out the terms of the Alcan Deferred Share Unit Plan (DSUP) as amended and restated as at April 23, 2003. Deferred Share Units granted before, shall be administered and paid in accordance with the terms of the DSUP as they existed immediately prior to this amendment and restatement. If you require legal, tax or other professional advice on whether or not to participate in the DSUP, you should speak to your personal, legal or tax advisor.

Purpose of Plan

The DSUP is a recent addition to the range of benefits offered by Alcan to employees to assist in their personal financial planning. It is a compensation benefit plan which works in conjunction with the cash-based Executive Performance Award (EPA) Plan and in conjunction with the Total Shareholder Return Performance Plan (TSR Performance Plan). Under the DSUP, an eligible employee may elect to receive a selected portion of the potential value of his or her EPA award (EPA Value) in the form of Deferred Share Units (EPA DSUs) instead of cash and may also elect to receive a selected portion of the potential value of his or her TSR Performance Plan award (TSR Value) in the form of Deferred Share Units (TSR DSUs) instead of cash. Except where specifically provided otherwise in this booklet, EPA DSUs and TSR DSUs will be referred to as DSUs. DSUs represent a notional investment in Alcan shares and attract dividend credits which are also invested in DSUs. The balance of the EPA Value (if any) is payable under the EPA Plan in cash and the balance of the TSR Value (if any) is payable under the TSR Performance Plan in cash.

It is hoped that the DSUP will strengthen the link between the interests of employees (like yourself) and the interests of Alcan's shareholders, by encouraging the former to voluntarily elect to have a portion of their remuneration tied to the long-term performance of Alcan shares.

Tax Status

The DSUP was introduced in March 1997, effective as of 1 January 1997, after approval from Revenue Canada and Revenu Québec. Both Canada Customs and Revenue Agency (formerly Revenue Canada) and Revenue Québec issued tax rulings confirming that the issue of DSUs and Additional DSUs (corresponding to dividends paid on Alcan shares, as explained on page 8) will not attract Federal income taxes or Québec until they are redeemed as provided for in the DSUP (see page 10).

The DSUP has been amended and restated as at April 23, 2003, after Canada Customs and Revenue Agency issued a tax ruling confirming that the issue of DSUs and Additional DSUs on and after April 23, 2003 under the DSUP as amended will not attract Federal income taxes until they are redeemed as provided for in the DSUP.

These rulings are based on the provisions of the Income Tax Act and the Loi sur les impôts as they existed at the time the rulings were given. No Alcan Group Company will be liable for any tax or other cost, loss or reduction in rights incurred by you (or any other person entitled to benefits hereunder) as a result of any change in these tax laws or the withdrawal of either of the above rulings.

Eligibility
To participate in the DSUP in respect of the EPA Value in any year (the EPA year), you must meet every one of the following criteria on the last day of the previous year:

  You must be an active, permanent employee of an Alcan Group Company in Canada

  You must be a resident of Canada; and

  You must be in the following Grades on the North American and Canadian Salary Scales:

  - 43A or above

  or

  40A or 41A or 42A and at least 50 years of age.

  To participate in the DSUP in respect of the TSR Value in respect of a Performance Period (as defined in the TSR Performance Plan), you must meet every one of the following criteria on the last day previous to the beginning of the Performance Period:

    You must be an active, permanent employee of an Alcan Group Company in Canada;

  You must be a resident of Canada; and

  You must be eligible for a potential cash-based Award under the TSR Performance Plan

Transfers

  If you are transferred to an Alcan Group Company outside Canada, the option selected on your Annual Election Form will be applied to the EPA Value (if any) earned by you during your service in Canada. Similarly, if you are transferred to an Alcan Group Company in Canada, the option selected on your TSR Value Election Form will be applied to the TSR Value (if any) earned by you during your service in Canada.

Participation
Participation in the DSUP is entirely voluntary on your part. You may participate if you meet either of the eligibility tests on page 4.
EPA Value

  If you are eligible and wish to participate with respect to your EPA Value, you must complete and file an Annual Election Form with the Plan Administrator before mid-December of the year preceding the EPA year. In this Form, you will be asked to indicate what portion (in tranches of 10%) of the EPA Value (if any) shall be provided under the DSUP and what portion of the EPA Value will be provided under the EPA Plan.

  Your election made as above will be valid for the particular EPA year. An election once made cannot be revoked or altered.

  If you do not file an Annual Election Form by mid-December as stated above, it will be assumed that you do not wish to participate in the DSUP for the EPA Value (if any) to be provided in respect of the particular EPA year.

  If you first become eligible to participate in the DSUP during an EPA year, you may only do so effective the following EPA year.

  A new election must be made for every EPA year. Therefore, you need not participate in the DSUP with respect to your EPA Value each and every year.

TSR Value

  If you are eligible and wish to participate with respect to your TSR Value, you must complete and file a TSR Value Election Form with the Plan Administrator at least 12 months prior to the end of the applicable Performance Period. In this Form, you will be asked to indicate what portion (in tranches of 10%) of the TSR Value (if any) shall be provided under the DSUP and what portion of the TSR Value will be provided under the TSR Performance Plan.

  If you do not file a TSR Value Election Form by the deadline stated above, it will be assumed that you do not wish to participate in the DSUP for the TSR Value (if any) to be provided in respect of that Performance Period. Your election made as above will be valid for the particular Performance Period. An election once made cannot be revoked or altered. A new election must be made for every Performance Period. Therefore, you need not participate in the DSUP with respect to each and every Performance Period.

Discretionary DSUs

  The Alcan Board may, from time to time, grant additional DSUs (Discretionary DSUs) to individuals employed by an Alcan Group Company, on such dates, in such amounts and subject to such time based vesting requirements as the Board may in its sole discretion determine. Except where specifically provided otherwise in this booklet, Discretionary DSUs will be referred to as DSUs.

The Value of a DSU

  The Value of a DSU on any particular date is calculated as follows:

  The average of the closing prices for Alcan Common Shares in board lots on The Toronto Stock Exchange and in round lots on the New York Stock Exchange over the five consecutive trading days preceding the particular date in question.

  The Value of a DSU related to the TSR Value is calculated in U.S. currency. The Value of a DSU related to the EPA Value is calculated in Canadian currency. Any currency conversion required is to be made at the Bank of Canada noon rate of exchange on the relevant day for the purpose of calculating the Value of a DSU.

  This Value is used for calculation purposes under the DSUP, such as, to determine the number of DSUs and Additional DSUs to be issued to you (see page 8) and the amounts payable on the redemption of your DSUP account (see page 10) and the termination of the DSUP (see page 13).

Benefits
EPA DSUs issued under DSUP

  If you choose to participate in DSUP with respect in your EPA Value, you will receive DSUs calculated by dividing the portion of your EPA Value determined according to your election by the Value of one DSU (calculated as described above on the last day of the year preceding the EPA year) and the result will be rounded to three decimal places. These EPA DSUs will be credited to your DSUP account on the same day as the disbursement of the balance of your EPA Value (if any).

  Here is an example:

	Your Election: Your EPA Value: DSU Value: EPA DSUs to be issued to you:	50% under DSUP Can. $50,000.00 Can. $46.40 50% of 50,000.00 = 538.793 EPA DSUs 46.40

  The balance of your EPA Value will be paid to you in cash under the EPA Plan on the same day.

  Effective the next calendar quarter after that day, these newly-issued DSUs will earn Additional DSUs in respect of cash dividends declared on Alcan Common Shares (see below).

TSR DSUs issued under DSUP

  If you choose to participate in the DSUP with respect to your TSR Value, you will receive TSR DSUs calculated by dividing the portion of your TSR Value determined according to your election by the Value of one DSU (calculated as described above on the last day of the Performance Period) and the result will be rounded to three decimal places. These TSR DSUs will be credited to your DSUP as soon as possible after the end of the Performance Period.

  Here is an example:

	Your Election: Your TSR Value: DSU Value: TSR DSUs to be issued to you:	50% under the DSUP U.S. $150,000.00 U.S. $50.00 50% of 150,000 = 1,500.00 TSR DSUs 50.00

  The balance of your TSR Value will be paid to you in cash under the TSR Performance Plan.

  Commencing in the next quarter following the end of the applicable Performance Period, these newly-issued TSR DSUs will earn additional DSUs in respect of cash dividends declared on Alcan Common Shares (see below).

Discretionary DSUs issued under DSUP

  If you are granted Discretionary DSUs, you will be advised in writing by Alcan of the number of such DSUs to be credited to your DSUP account, the date on which such DSUs are granted, the value of such DSUs as at the date of grant and the vesting requirements (if any) applicable to such DSUs. Effective the next calendar quarter after the date of grant of the Discretionary DSUs, these newly-issued DSUs will earn Additional DSUs in respect of cash dividends declared on Alcan Common Shares (see below).

Additional DSUS in respect of Dividends on Alcan Shares

  Whenever a cash dividend is declared on Alcan Common Shares, your DSUP account will be credited with Additional DSUs as explained below:

    Dividends on Alcan Common Shares are declared in U.S. currency. The Canadian currency equivalent of any such dividend will be determined at the Bank of Canada noon rate of exchange on the date that dividend is declared for the EPA DSUs.

    The EPA DSUs, TSR DSUs and discretionary DSUs (if any) in your account will qualify, for a credit computed on the basis of the dividend declared (excluding any DSUs of the above issued in the same calendar quarter as the dividend declaration date).

    The dollar amount (in Canadian currency for the EPA DSUs and in U.S. currency for TSR DSUs) obtained by multiplying your qualifying DSUs by the dividend calculated as in (1) above is divided by the Value of a DSU (calculated as on the date of dividend declaration) and the result is rounded to three decimal places.

    The resulting DSUs are credited to your account.

Here is an example:
	EPA DSUs	TSR DSUs

  Your current balance of DSUs:

  DSUs issued this calendar quarter

  Balance qualifying for Additional DSUs

  DSU Value on dividend declaration Date

  Dividend declared per Alcan share

  Additional DSUs to be credited

  Your new balance of DSUs

	2,903.447 538.793 2,364.654 Can. $47.05 Can. $0.23 2,364.654 x 0.23 = 11.559 47.05 2,915.006	2,903.447 538.793 2,364.654 U.S. $36.01 U.S. $0.15 2,364.654 x 0.15 = 9.850 36.01 2,913.297

Vesting

  All EPA DSUs and all TSR DSUs are fully vested in your favour as soon as they are credited to your DSUP account. Discretionary DSUs will vest in accordance with the terms of the written agreement between you and Alcan relating to the issue of such DSUs (see page 8). For greater certainty, additional DSUs issued in respect of dividends declared on Alcan Common Shares (see page 8) will have the same vested status as the DSUs to which those additional DSUs relate. This means that additional DSUs corresponding to the EPA DSUs and TSR DSUs in your DSUP account will be fully vested in your favour as soon as they are credited to your account and additional DSUs corresponding to Discretionary DSUs (if any) in your DSUP account will vest at the same time as the corresponding Discretionary DSUs.

In-Service Withdrawals
As long as you are employed by an Alcan Group Company, you may not withdraw any part of the balance in your DSUP account.
Adjustments

  In the event of a stock split, stock dividend, combination or exchange of shares by Alcan, a merger or any other event which materially affects the Alcan Common Shares, the necessary and proportionate adjustments, as determined by the Alcan Board, will be made with respect to the EPA DSUs, TSR DSUs and vested discretionary DSUs (if any) in your DSUP account.

Beneficiary

  Upon joining the DSUP for the first time, you are required to complete a Beneficiary Designation Form indicating the name of your beneficiary (who must be either your spouse or the legal representative of your estate) to whom the benefits under your DSUP account will be paid in the event that you die while your DSUP account is still open. It is not necessary to complete a Beneficiary Designation Form every year; however, a Change of Beneficiary Form must be completed if you wish to change the name of your beneficiary at any time.

  If your designated beneficiary, predeceases you or if you have not designated a beneficiary, all benefits under your DSUP account are payable to the legal representative of your estate.

Redemption

  The EPA DSUs, TSR DSUs and vested discretionary DSUs (if any) in your DSUP account may be redeemed in whole or in part only when you are no longer employed by any Alcan Group Company or following your retirement from the Alcan Group of Companies or following death. Discretionary DSUs (if any) which are not vested at the time of your termination of employment, retirement or death shall be forfeited and you (and your beneficiary or legal representative) will have no further right or interest in such DSUs. The EPA DSUs, TSR DSUs and vested discretionary DSUs in your DSUP account may be redeemed completely on one date or in portions on several dates. This redemption of DSUs will be made as follows:

Termination of employment or Retirement

  You may redeem your DSUs not earlier than the date of your termination of employment or retirement but not later than 15 December of the next calendar year.

  In order to redeem your EPA DSUs, TSR DSUs and vested discretionary DSUs (if any) as above, you must file your Redemption Form indicating your chosen date of redemption determined as above the portion of EPA DSUs, TSR DSUs and vested discretionary DSUs (if any) that you choose to redeem on such date. The Redemption Form must be received by Alcan at least five working days prior to the chosen date of redemption.

  If you do not include a redemption date, it will be assumed to be five working days after receipt of your Redemption Form (but not earlier than the date of your termination of employment or retirement and not later than 15 December of the next calendar year following your termination of employment or retirement).

  On the date of redemption determined as above, the EPA DSUs, TSR DSUs and vested Discretionary DSUs (if any) in your DSUP account will be redeemed in cash based on the Value of a DSU as determined on page 6.

Death

  If you should die prior to termination of employment or retirement, your designated beneficiary or (if you have no surviving beneficiary) the legal representative of your estate may redeem your EPA DSUs, TSR DSUs and vested Discretionary DSUs (if any) any time between the date of your death and 15 December of the following year by filing a Redemption Form.

  If you should die after termination of employment or retirement but without having filed a Redemption Form, your beneficiary or (if you have no surviving beneficiary) the legal representative of your estate may redeem your EPA DSUs, TSR DSUs and vested Discretionary DSUs by filing a Redemption Form on or before 15 December of the year following your termination of employment or retirement.

Death (Cont'd)

  If you should die after termination of employment or retirement and after filing a Redemption Form, your EPA DSUs, TSR DSUs and vested Discretionary DSUs will be redeemed in accordance with your Redemption Form and neither your designated beneficiary nor the legal representative of your estate will be permitted to file another Redemption Form.

  All other rules as stated in this Redemption section will apply.

Automatic Redemption

  If you, your designated beneficiary or the legal representative of your estate do not file the Redemption Form as described above, then the redemption shall take place on 15 December of the next calendar year following the year of the earliest of your termination of employment, retirement or death.

Additional DSUs after Termination of employment, Retirement or Death

  During the period between termination of employment, retirement or death and the actual payment date, your DSUP account will be credited with Additional DSUs whenever cash dividends are declared on Alcan Common Shares (see page 8).

Payment of redeemed DSUs

  The cash value of your DSUP account, determined as above, will be paid by the Alcan Group Company in Canada that last employed you (Final Canadian Alcan Employer). If you were employed by more than one Alcan Group Company in Canada while you participated in the DSUP, your Final Canadian Alcan Employer shall be reimbursed by each of your other Alcan employers in Canada for an amount equal to the portion of the EPA DSUs, TSR DSUs and vested discretionary DSUs redeemed by you, including any amount withheld in respect of taxes and other source deductions, that is attributable (as determined by the DSUP administrator) to your period of employment with each such Alcan employer in Canada. If you were employed by only one Alcan Group Company in Canada while you participated in the DSUP, there will be no such reimbursement and the EPA DSUs, TSR DSUs and vested discretionary DSUs redeemed by you shall be paid only by your Final Canadian Alcan Employer.

  The cash value of your DSUP account, determined as above, will in any event be paid on or before the earlier of (a) 30 days from the date of redemption or (b) 31 December of the next calendar year following the year of the earliest of your termination of employment from the Alcan Group of Companies, retirement or death.

  Federal and Provincial taxes will be deducted from such payment as required by law irrespective of the country of residence at the time of redemption.

Risks and Uncertainties

  The Value of a DSU is based on the price of an Alcan Common Share (see page 6). No amount shall be paid under the DSUP, the EPA Plan, the TSR Performance Plan, or any other arrangement (nor will any other form of benefit be conferred) to compensate you or your beneficiary or estate, as the case may be, should the price of an Alcan Common Share be lower on redemption than at the time of election.

  Unless otherwise determined by the Board, the DSUP will remain an unfunded obligation of Alcan and all benefits payable under the DSUP represent merely unfunded, unsecured promises of Alcan to pay a sum of money in the future. No funds will be contributed by any person to a third party or otherwise set aside to secure benefits under the DSUP.

Non-Alienation

  Except for the designation of your beneficiary (see page 9), no transfer by you or your beneficiary or estate, as the case may be, of any right to any payment or benefit under the DSUP, whether by operation of law or otherwise, and whether by means of alienation by sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, shall vest the transferee with any interest or right, and any attempt to so alienate, sell, transfer, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable, shall be void and of no force or effect.

Amendment or Termination of DSUP by Alcan

  The DSUP may be amended or terminated at any time by the Alcan Board of Directors provided that such amendment or termination shall not reduce any rights which you have acquired prior to the amendment or termination date. No such amendment or termination shall contravene the requirements of Income Tax Regulation 6801(d).

  In the event of termination of the DSUP and for greater certainty, any EPA Value granted to you after the date the DSUP is terminated will be paid under the EPA Plan in cash, and no part of such EPA Value will be issued in DSUs and any TSR Value granted to you after the date the DSUP is terminated will be paid under the terms of the TSR Performance Plan. No new participant will be admitted to the DSUP after that date.

  If the DSUP is terminated, all DSUs in your account will be redeemed in accordance with the DSUP rules for redemption when you terminate employment, retire or die (see page 10) but, until such redemption, Additional DSUs in respect of dividends declared on Alcan Common Shares will continue to accumulate in your DSUP account (see page 8).

Administration

  Once every year, you will be provided with a statement showing the transactions in your DSUP account including the vested status of your Discretionary DSUs (if any).

  On-going administration of the DSUP will be handled jointly by Alcan's Corporate Human Resources (Executive Compensation) Department and Alcan Compensation Services Canada.

  The DSUP is governed by the laws of the Province of Québec and the laws of Canada.

  If any part of the DSUP is determined to be void or unenforceable, the validity and enforceability of remaining parts of the DSUP will not be affected as a consequence.

  Nothing contained in the DSUP will be deemed to give an employee the right to be retained in the service of any Alcan Group Company or to interfere with the rights of any Alcan Group Company to discharge or lay off an employee at any time.

  A

  ALCAN INC. DEFERRED SHARE UNIT PLAN

  Annual Election Form for the EPA Year _________________

  I,                                                         , hereby exercise my option with respect to participation in the Alcan Deferred Share Unit Plan (DSUP) in respect of the value of my EPA for the above EPA year as follows:

             % in DSUP

             % in cash

      100% Total

  I understand and acknowledge that:

    This election is irrevocable, and

    I have read and understood the booklet setting out the terms of the DSUP.

    For the EPA Year commencing                                    , my election to participate in the DSUP will be conditional upon receipt by Alcan of the advance tax ruling described on page 3 of the booklet setting out the terms of the DSUP.

  I hereby recognize that any advantage derived from my participation in the DSUP is solely as a result of a provision of the Canadian Tax Laws and therefore has no compensation value. If I become ineligible to participate in the DSUP by virtue of an international assignment or otherwise, I will receive no compensation from Alcan for the loss of such eligibility.

  Signature

  Employee Number

  Date

  This election form must be returned by _______________ to the Plan Administrator; or to Alcan's Human Resources (Executive Compensation) Department.

  If you do not return this form as aforesaid, you mill be deemed to have declined participation in the DSUP for the above EPA year.

  A

  ALCAN INC. DEFERRED SHARE UNIT PLAN

  TSR Value Election Form for the Performance Period

  commencing _________________ and ending _________________

  I,                                                  , hereby exercise my option with respect to participation in the Alcan Deferred Share Unit Plan (DSUP) in respect of the value of my TSR Performance Plan for the above Performance Period as follows:

             % in DSUP

             % in cash

      100% Total

  I understand and acknowledge that:

    This election is irrevocable, and

    I have read and understood the booklet setting out the terms of the DSUP.

  I hereby recognize that any advantage derived from my participation in the DSUP is solely as a result of a provision of the Canadian Tax Laws and therefore has no compensation value. If I become ineligible to participate in the DSUP by virtue of an international assignment or otherwise, I will receive no compensation from Alcan for the loss of such eligibility.

  Signature

  Employee Number

  Date

  This election form must be returned at least 12 months prior to the end of the Performance Period to the Plan Administrator; or to Alcan's Human Resources (Executive Compensation) Department.

  If you do not return this form as aforesaid, you mill be deemed to have declined participation in the DSUP for the above Performance Period.

  A

  ALCAN INC. DEFERRED SHARE UNIT PLAN

  Beneficiary Designation Form

  I,                                                  , being a Participant of the Deferred Share Unit Plan (DSUP) hereby designate the following person as my Beneficiary for purposes of the DSUP and acknowledge that said person is:

  Name:

  Address:

  Under the terms of the DSUP, I reserve the right to revoke this designation and to designate another person as my Beneficiary.

  Signature

  Employee Number

  Date

  A

  ALCAN INC. DEFERRED SHARE UNIT PLAN

  Change of Beneficiary Form

  I,                                                  , being a Participant of the Deferred Share Unit Plan (DSUP) hereby revoke the Designation of                                                 as my Beneficiary for purposes of the DSUP and designate instead:

  Name:

  Address:

  Under the terms of the DSUP, I reserve the right to revoke this designation and to designate another person as my Beneficiary.

  Signature

  Employee Number

  Date

  A

  ALCAN INC. DEFERRED SHARE UNIT PLAN

  Redemption Form

    Participant's name:

    I am:

  ☐ the Participant

  ☐ the Beneficiary of the Participant

  ☐    a legal representative of the estate of the Participant

      3.    I hereby wish to redeem the Deferred Share Units vested in the name of the Participant in following proportion:

  ☐ Partial Redemption: _____ % of Deferred Share Units

  ☐    Complete Redemption (i.e. 100% of Deferred Share Units)

      4.    I hereby wish to redeem the Deferred Share Units on the following date:

  Redemption Date*

  Signature

  Employee Number (if applicable)

  Date

  *Please refer to the Deferred Share Unit Plan Booklet for instructions.